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                                                                    EXHIBIT 23.1






                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 333-36881 and 333-32045 of PICO Holdings, Inc. (the "Company") on Form S-8 of our reports dated March 10, 2000 appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP



San Diego, California
March 10, 2000


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